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                                                                       Exhibit j

                          Independent Auditors' Consent

The Shareholders and Board of Trustees of
Smith Barney Investment Series:

We consent to the incorporation by reference, in this registration statement, of our reports dated December 10, 2003, on the statements of assets and liabilities, including the schedules of investments, of the funds listed below of the Smith Barney Investment Series (the "Funds") as of October 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights and our reports thereon are included in the Annual Reports of the Funds as filed on Form N-CSR.

We also consent to the references to our firm under the headings "Financial Highlights" in the Prospectuses and "Independent Auditors" in the Statement of Additional Information.

Funds
-----
Smith Barney Large Cap Core Fund
SB Growth and Income Fund
Smith Barney International Fund

                                                                        KPMG LLP


New York, New York
February 24, 2004

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                                                                       Exhibit j

                          Independent Auditors' Consent

The Shareholders and Board of Trustees of
Smith Barney Investment Series:

We consent to the incorporation by reference, in this registration statement, of our report dated December 10, 2003, on the statements of assets and liabilities, including the schedules of investments, of the portfolios listed below of the Smith Barney Investment Series (the "Funds") as of October 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and for the period from September 15, 1999 (commencement of operations) to October 31, 1999. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Funds as filed on Form N-CSR.

We also consent to the references to our firm under the headings "Financial Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information.

Portfolios
----------
Smith Barney Premier Selections All Cap Growth Portfolio
Smith Barney Large Cap Core Portfolio
Smith Barney Growth and Income Portfolio
SB Government Portfolio

                                                                        KPMG LLP

New York, New York
February 24, 2004